Pensions and other post-employment benefits	12 Months Ended
Dec. 31, 2024
Disclosure of net defined benefit liability (asset) [abstract]
Pensions and other post-employment benefits
32 Pensions and other post-employment benefits
Most group companies sponsor defined contribution pension plans. The assets of all ING Group’s defined contribution plans are held in independently administered funds. Contributions, including the defined contribution plan in the Netherlands, are principally determined as a percentage of remuneration. These plans do not give rise to provisions in the statement of financial position, other than relating to short-term timing differences included in other assets and in other liabilities.
ING Group maintains defined benefit retirement plans in some countries. These plans provide benefits that are related to the remuneration and service of employees upon retirement. The benefits in some of these plans are subject to various forms of indexation. The indexation is, in some cases, at the discretion of management; in other cases it is dependent upon the sufficiency of plan assets.
Annual contributions are paid to the funds at a rate necessary to adequately finance the accrued liabilities of the plans calculated in accordance with local legal requirements. Plans in all countries are designed to comply with applicable local regulations governing investments and funding levels.
ING Group provides other post-employment benefits to certain former employees. These post-employment benefits are primarily discounts on ING products.
Defined contribution plans
ING, as part of the labour agreements with its employees, sponsors a number of defined contribution plans. ING’s obligation is limited to contributions which are agreed in advance and also includes employee contributions. The most significant plans are in the Netherlands and Belgium. The employer's contribution is recognised as an expense which amounted in 2024 to EUR 423 million (2023: EUR 391 million).
Defined benefit retirement plans
Statement of financial position - Net defined benefit asset/liability

Plan assets and defined benefit obligation per country
	Plan assets		Defined benefit obligation		Funded Status
in EUR million	2024	2023	2024	2023	2024	2023
The Netherlands	325	331	415	426	-90	-95
United States	250	257	235	245	15	12
United Kingdom	1,206	1,257	751	790	455	467
Belgium	513	516	450	473	63	43
Other countries	341	317	368	353	-26	-37
Funded status (Net defined benefit asset/liability)	2,636	2,678	2,219	2,288	416	390

Presented as:
- Other assets					568	554
- Other liabilities					-152	-164
					416	390

The most recent (actuarial) valuations of the plan assets and the present value of the defined benefit obligation were carried out as at 31 December 2024. The present value of the defined benefit obligation, and the related current service cost and past service cost, were determined using the projected unit credit method.
Changes in the fair value of plan assets for the period were as follows:

Changes in fair value of plan assets
in EUR million	2024	2023
Opening balance as at 1 January	2,678	2,637
Interest income	106	115
Remeasurements: Return on plan assets excluding amounts included in interest income	-118	-8
Employer's contribution	23	28
Participants contributions	4	4
Benefits paid	-128	-119
Effect of curtailment or settlement	-8	0
Exchange rate differences	79	22
Closing balance	2,636	2,678

Actual return on the plan assets	-12	107
As at 31 December 2024 the defined benefit plans did not hold any direct investments in ING Groep N.V. (2023: nil). During 2024 and 2023 there were no purchases or sales of assets between ING and the pension funds.
ING does not manage the pension funds and thus receives no compensation for fund management. The pension funds have not engaged ING in any swap or derivative transactions to manage the risk of the pension funds.
No plan assets are expected to be returned to ING Group during 2025.

Changes in the present value of the defined benefit obligation and other post-employment benefits for the period were as follows:

Changes in defined benefit obligation and other post-employment benefits
	Defined benefit obligation		Other post-employment benefits
in EUR million	2024	2023	2024	2023
Opening balance as at 1 January	2,288	2,159	30	29
Current service cost	28	27	1	1
Interest cost	87	92	3	2
Remeasurements: Actuarial gains and losses arising from changes in demographic assumptions	-3	-9
Remeasurements: Actuarial gains and losses arising from changes in financial assumptions	-94	127	5	1
Participants’ contributions	3	3
Benefits paid	-132	-123	-1	-1
Past service cost	1	1
Effect of curtailment or settlement	-9
Exchange rate differences and other changes	51	12	1	-2
Closing balance	2,219	2,288	38	30
Amounts recognised directly in Other comprehensive income were as follows:

Changes in the net defined benefit assets/liability remeasurement reserve
in EUR million	2024	2023
Opening balance as at 1 January	-317	-232

Remeasurement of plan assets	-118	-8
Actuarial gains and losses arising from changes in demographic assumptions	3	9
Actuarial gains and losses arising from changes in financial assumptions	94	-127
Taxation and Exchange rate differences	5	40
Total Other comprehensive income movement for the year	-16	-85

Closing balance	-333	-317
In 2024, the EUR -118 million (2023: EUR -8 million) of remeasurements of plan assets, that is recognised as a loss in other comprehensive income, is driven by yield changes on investments.
The EUR -94 million (2023: EUR 127 million) of actuarial gains arising from changes in financial assumptions in the calculation of the defined benefit obligation is mainly due to an increase in discount rates.
The accumulated amount of remeasurements recognised directly in Other comprehensive income is EUR -447 million (EUR -333 million after tax) as at 31 December 2024 (2023: EUR -397 million; EUR -317 million after tax).
Amounts recognised in the statement of profit or loss related to pension and other staff-related benefits are as follows:

Pension and other staff-related benefit costs
	Net defined benefit asset/liability			Other post-employment benefits			Total
in EUR million	2024	2023	2022	2024	2023	2022	2024	2023	2022
Current service cost	28	27	33	1	1	1	29	28	34
Past service cost	1	1				-1	1	1
Net Interest cost	-19	-23	-8	3	2	1	-16	-21	-6
Effect of curtailment or settlement	-1						-1
Defined benefit plans	9	5	26	4	3	2	13	8	27

Defined contribution plans							423	391	364
Pension and other post-employment benefits							435	399	392
Other staff-related benefits							20	19	-2
Pension and other staff-related benefits							455	418	390
Determination of the net defined benefit asset/liability
The net defined benefit asset/liability is reviewed and adjusted annually. The assumptions used in the determination of the net defined benefit asset/liability and the Other post-employment benefits include discount rates, mortality rates, expected rates of salary increases (excluding promotion increases), and indexation. The rates used for salary developments, interest discount factors, and other adjustments reflect country-specific conditions.
The key assumption in the determination of the net defined benefit asset/liability is the discount rate. The discount rate is the weighted average of the discount rates that are applied in different regions where ING Group has defined benefit pension plans (weighted by the defined benefit obligation). The discount rate is based on a methodology that uses market yields on high quality corporate bonds of the specific regions with durations matching the pension liabilities as key input. Market yields of high quality corporate bonds reflect the yield on corporate bonds with an AA rating for durations where such yields are available. An extrapolation is applied in order to determine the yield to the longer durations for which no AA-rated corporate bonds are available. As a result of the limited availability of long-duration AA-rated corporate bonds, extrapolation is an important element of the determination of the discount rate. The weighted average discount rate applied for net defined benefit asset/liability for 2024 was 4.4% (2023: 4.0%) based on the pension plan in the Netherlands, Germany, Belgium, the United States of America, and the United Kingdom. The average discount rate applied for Other post-employment benefits in 2024 was 5.7% (2023: 5.2%).
Sensitivity analysis of key assumptions
ING performs sensitivity analyses on the most significant assumptions: discount rates, mortality, expected rate of salary increase, and indexation. The sensitivity analysis has been carried out under the assumption that the changes occurred at the end of the reporting period.
The sensitivity analysis calculates the financial impact on the defined benefit obligation of an increase or decrease of the weighted averages of each significant actuarial assumption with all other assumptions held constant. In practice, this is unlikely to occur, and some changes of the assumptions may be correlated. Changes to mortality, expected rate of salary increase, and indexation would have no material impact on the defined benefit obligation. The most significant impact would be from a change in the discount rate. An increase or decrease in the discount rate of 1.0% creates an impact on the defined benefit obligation of EUR 212 million (increase) and EUR 253 million (decrease), respectively.
Expected cash flows
ING Group’s subsidiaries should fund the cost of the entitlements expected to be earned on a yearly basis.
For 2025, the expected contributions to defined benefit pension plans are EUR -48 million.
The benefit payments for defined benefit and other post-employment benefits expected to be made by the plan between 2025-2029 are estimated to be between EUR 145 million and EUR 156 million per year. From 2029 to 2033, the total payments made by the plan are expected to be EUR -768 million.